UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 27, 2006

AVALON PHARMACEUTICALS, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32629	52-2209310
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

20358 Seneca Meadows Parkway, Germantown, Maryland		20876
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	301-556-9900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On February 27, 2006, Avalon Pharmaceuticals, Inc. ("Avalon") entered into a Purchase Agreement (the "Purchase Agreement") with nine accredited investors (the "Investors") for the sale of common stock in a private placement for a total purchase price of $7.25 million, all of which was purchased on February 27, 2006 by the Investors. Pursuant to the Purchase Agreement, the Investors purchased a total of 1,666,666 shares of common stock at a purchase price of $4.35 per share. A copy of the press release announcing the private placement and of the Purchase Agreement are attached hereto as Exhibits 99.1 and 10.1, respectively, and incorporated herein by reference.

The shares of common stock were issued in a private placement, were not registered under the Securities Act of 1933, as amended (the "Securities Act") and may not be offered or sold in the United States absent registration under the Securities Act or an applicable exemption from the registration requirements of the Securities Act. Pursuant to a registration rights agreement (the "Registration Rights Agreement," and together with the Purchase Agreement, the "Transaction Documents") between Avalon and the Investors, also entered into on February 27, 2006, Avalon agreed to register the shares of common stock for resale under the Securities Act. The Registration Rights Agreement also provides indemnification and contribution remedies to the Investors in connection with the resale of the shares pursuant to such registration statement. A copy of the Registration Rights Agreement is attached hereto as Exhibit 10.2 and incorporated herein by reference.

In addition, the Transaction Documents provide for specified liquidated damages in the event Avalon has not filed a registration statement with respect to the resale of the shares within five business days after the filing of Avalon’s Annual Report on Form 10-K for its fiscal year ended December 31, 2005, and in certain other situations specified in the Transaction Documents.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 is incorporated herein by reference.

The 1,666,666 shares of Avalon common stock issued to the Investors in the private placement were issued in reliance on Section 4(2) under the Securities Act and Regulation D promulgated thereunder in a transaction not involving a public offering.

Item 9.01 Financial Statements and Exhibits.

10.1 - Purchase Agreement, dated February 27, 2006.*
10.2 - Registration Rights Agreement, dated February 27, 2006.
99.1 - Press Release dated February 27, 2006.

* Confidential treatment has been requested for portions of this exhibit. These confidential portions have been omitted and were filed separately with the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVALON PHARMACEUTICALS, INC.

March 3, 2006	By:	/s/ Thomas G. David, Esq.

Name: Thomas G. David, Esq.
Title: General Counsel

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Exhibit Index

Exhibit No.	Description

10.1	Purchase Agreement, dated February 27, 2006.*
10.2	Registration Rights Agreement, dated February 27, 2006.
99.1	Press Release dated February 27, 2006.